Exhibit 99.1

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended December 31, 2011 and December 31, 2010

	2011	2010

Revenues
Energy revenues	$1,435,082	$1,298,882
Turnkey & other revenues	34,194	77,066
	1,469,276	1,375,948
Cost of sales
Fuel, maintenance and installation	1,027,806	975,850
Depreciation expense	343,078	226,674
	1,370,884	1,202,524
Gross profit	98,392	173,424

Operating expenses
General and administrative	766,593	424,484
Selling	562,916	106,518
Engineering	227,128	145,840
	1,556,637	676,842
Loss from operations	(1,458,245)	(503,418)

Other income (expense), net
Interest and other income	8,820	11,438
Interest expense	(286,168)	(29,046)
Change in fair value of warrant liability	(82,621)	59,681
	(359,969)	42,073

Loss before income taxes	(1,818,214)	(461,345)
Provision for state income taxes	17,071	(4,020)
Consolidated net loss	(1,801,143)	(465,365)

Income attributable to the noncontrolling interest	30,609	(60,569)
Net loss attributable to American DG Energy Inc.	$(1,770,534)	$(525,934)

Net loss per share - basic and diluted	$(0.04)	$(0.01)

Weighted average shares outstanding -
basic and diluted	45,879,469	44,994,322

Non-GAAP financial disclosure
Loss from operations	$(1,458,245)	$(503,418)
Depreciation expense	361,110	243,689
Stock based compensation	187,795	89,533
Adjusted EBITDA	(909,340)	(170,196)
Grants from rebates and incentives	182,931	22,852
Total EBITDA cash outflows	$(726,409)	$(147,344)

E-1

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

Revenues
Energy revenues	$5,705,418	$5,043,744
Turnkey & other revenues	317,450	591,021
	6,022,868	5,634,765
Cost of sales
Fuel, maintenance and installation	3,827,539	3,625,404
Depreciation expense	1,265,009	867,923
	5,092,548	4,493,327
Gross profit	930,320	1,141,438

Operating expenses
General and administrative	2,384,774	1,487,040
Selling	1,496,764	602,597
Engineering	763,260	733,504
	4,644,798	2,823,141
Loss from operations	(3,714,478)	(1,681,703)

Other income (expense)
Interest and other income	40,234	51,385
Interest expense	(532,544)	(125,131)
Change in fair value of warrant liability	427,042	59,681
	(65,268)	(14,065)

Loss before income taxes	(3,779,746)	(1,695,768)
Provision for state income taxes	-	(14,730)
Consolidated net loss	(3,779,746)	(1,710,498)

Income attributable to the noncontrolling interest	(4,199)	(197,505)
Net loss attributable to American DG Energy Inc.	$(3,783,945)	$(1,908,003)

Net loss per share - basic and diluted	$(0.08)	$(0.04)

Weighted average shares outstanding -
basic and diluted	45,705,793	43,525,374

Non-GAAP financial disclosure
Loss from operations	$(3,714,478)	$(1,681,703)
Depreciation expense	1,315,861	911,125
Stock based compensation	667,000	228,736
Adjusted EBITDA	(1,731,617)	(541,842)
Grants from rebates and incentives	510,069	451,603
Total EBITDA cash outflows	$(1,221,548)	$(90,239)

E-2

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ending December 31, 2011 and December 31, 2010

EuroSite Power Inc. ONLY (without American DG Energy Inc.)

	2011	2010

Revenues
Energy revenues	$-	$-
Turnkey & other revenues	-	-
	-	-
Cost of sales
Fuel, maintenance and installation	-	-
Depreciation expense	-	-
	-	-
Gross profit	-	-

Operating expenses
General and administrative	854,502	39,805
Selling	527,253	-
Engineering	-	-
	1,381,755	39,805
Loss from operations	(1,381,755)	(39,805)

Other income (expense)
Interest and other income	333	-
Interest expense	-	-
	333	-

Loss before income taxes	(1,381,422)	(39,805)
Provision for state income taxes	-	-
Net loss	$(1,381,422)	$(39,805)

Net loss per share - basic and diluted	$(0.03)	$(0.00)

Weighted-average shares outstanding -
basic and diluted	53,229,633	51,195,767

Non-GAAP financial disclosure
Loss from operations	$(1,381,755)	$(39,805)
Depreciation expense	-	-
Stock based compensation	474,695	-
Adjusted EBITDA	(907,060)	(39,805)
Grants from rebates and incentives	-	-
Total cash outflows	$(907,060)	$(39,805)

E-3

CONSOLIDATED BALANCE SHEETS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$17,801,025	$3,921,054
Restricted cash	-	65,790
Short-term investments	-	-
Accounts receivable, net	879,630	661,435
Unbilled revenue	18,825	117,846
Due from related party	21,140	52,432
Inventory	634,120	487,724
Prepaid and other current assets	322,276	86,089
Total current assets	19,677,016	5,392,370

Property, plant and equipment, net	14,690,117	14,362,444
Accounts receivable, long-term	82,664	17,034
Other assets, long-term	53,504	-

TOTAL ASSETS	$34,503,301	$19,771,848

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$520,608	$482,917
Accrued expenses and other current liabilities	589,032	370,774
Due to related party	313,847	2,560,720
Capital lease obligations	3,365	3,365
Total current liabilities	1,426,852	3,417,776

Long-term liabilities:
Convertible debentures	19,400,000	-
Warrant liability	249,561	676,603
Capital lease obligations, long-term	3,365	6,730
Other long-term liabilities	43,052	-
Total liabilities	21,122,830	4,101,109

Stockholders’ equity:
American DG Energy Inc. shareholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; 46,001,404 and 45,598,029 issued and outstanding at December 31, 2011 and 2010, respectively	46,001	45,598
Additional paid-in capital	30,399,370	28,905,660
Accumulated deficit	(17,931,058)	(14,147,113)
Total American DG Energy Inc. stockholders’ equity	12,514,313	14,804,145
Noncontrolling interest	866,158	866,594
Total stockholders’ equity	13,380,471	15,670,739

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,503,301	$19,771,848

E-4

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,783,945)	$(1,908,003)
Income attributable to noncontrolling interest	4,199	197,505
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,315,861	911,125
Provision for losses on accounts receivable	110,229	57,576
Amortization of deferred financing costs	2,256	8,526
Change in fair value of warrant liability	(427,042)	(59,681)
Stock-based compensation	667,000	228,736
Changes in operating assets and liabilities
(Increase) decrease in:
Restricted cash	65,790	(65,790)
Accounts receivable and unbilled revenue	(295,033)	(188,572)
Due from related party	31,292	193,857
Inventory	(146,396)	(108,421)
Prepaid and other current assets	(224,283)	9,504
Increase (decrease) in:
Accounts payable	37,691	(257,557)
Accrued expenses and other current liabilities	218,258	(24,274)
Other long-term liabilities	43,052	-
Due to related party	153,127	143,189
Net cash used in operating activities	(2,227,944)	(862,280)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,643,534)	(5,771,223)
Sale of short-term investments	-	678,921
Net cash used in investing activities	(1,643,534)	(5,092,302)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debentures	17,000,000	-
Proceeds from issuance of warrants	-	736,284
Proceeds from exercise of warrants	-	350,000
Proceeds from sale of common stock, net of costs	-	1,286,855
Proceeds from sale of subsidiary common stock, net of costs	1,148,401	2,226,019
Proceeds from exercise of stock options	33,838	54,775
Proceeds from related party line of credit	-	2,400,000
Convertible debenture transaction costs	(67,664)	(21,556)
Principal payments on capital lease obligations	(3,365)	(3,365)
Cancellation of restricted stock	(20)	-
Distributions to noncontrolling interest	(359,741)	(302,598)
Net cash provided by financing activities	17,751,449	6,726,414

Net increase in cash and cash equivalents	13,879,971	771,832
Cash and cash equivalents, beginning of the year	3,921,054	3,149,222
Cash and cash equivalents, end of the year	$17,801,025	$3,921,054

Supplemental disclosures of cash flows information:
Cash paid during the year for:
Interest	$343,750	$114,116
Income taxes	$91,931	$31,329

Non-cash investing and financing activities:
Conversion of convertible debentures to common stock	$-	$5,320,000
Conversion of due to related party to convertible debentures	$2,400,000	$-
Forgiveness of related party debt in exchange for reduction in noncontrolling interest	$-	$124,111

E-5